Exhibit 99.1

TERRAPIN 3 ACQUISITION CORPORATION
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm	F-2

Financial Statement:

Balance Sheet	F-3

Notes to Balance Sheet	F-4 - F-11

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

Terrapin 3 Acquisition Corporation:

We have audited the accompanying balance sheet of Terrapin 3 Acquisition Corporation (a corporation in the development stage) (the “Company”) as of July 22, 2014. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Terrapin 3 Acquisition Corporation (a corporation in the development stage), as of July 22, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
July 28, 2014

F-2

TERRAPIN 3 ACQUISITION CORPORATION

(a corporation in the development stage)

BALANCE SHEET

July 22, 2014

ASSETS:
Current assets:
Cash	$1,298,371
Total current assets	1,298,371

Cash held in trust account	212,750,000

Total assets	$214,048,371

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accrued expenses	$1,583
Accrued formation and offering costs	36,279
Total current liabilities	37,862

Deferred underwriting compensation	7,451,250

Total liabilities	7,489,112

Class A common stock subject to possible redemption; 20,155,925 (at redemption value of $10.00 per share)	201,559,250

Stockholders' equity:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized, none issued or outstanding	—

Class F common stock, $0.0001 par value, 10,000,000 shares authorized; 5,318,750 shares issued and outstanding	532

Class A common stock, $0.0001 par value; 90,000,000 shares authorized; 1,119,075 shares issued and outstanding (excluding 20,155,925 subject to possible redemption)	112

Common stock, $0.0001 par value, 10,000,000 shares authorized, none issued or outstanding	—

Additional paid-in-capital	5,001,186

Deficit accumulated during the development stage	(1,821)
Total stockholders' equity	5,000,009
Total liabilities and stockholders' equity	$214,048,371

See accompanying notes to balance sheet.

F-3

TERRAPIN 3 ACQUISITION CORPORATION

(a corporation in the development stage)

NOTES TO BALANCE SHEET

1.	Organization and Business Operations

Organization and General

Terrapin 3 Acquisition Corporation (the “Company”), a development stage company, is a newly organized blank check company incorporated in Delaware on December 27, 2013. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that the Company has not yet identified (“Business Combination”). The Company has neither engaged in any operations nor generated any operating revenue to date. The Company is considered to be in the development stage as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915, “Development Stage Entities” and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

The initial stockholders of the Company, Apple Orange LLC, Noyac Path LLC, Periscope LLC, (together the “Terrapin sponsor”), Terrapin Partners Employee Partnership 3 LLC, and MIHI LLC (the “Macquarie sponsor”; together with the Terrapin sponsor, the “Sponsors”) have agreed, in the event the Company is required to seek stockholder approval of its Business Combination, to vote their founders shares, private placement shares and any public shares held, in favor of approving the Business Combination.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on July 16, 2014. The Sponsors purchased, simultaneously with the closing of the Public Offering, $6,000,000 of warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $212,750,000 was placed in a trust account with the Continental Stock Transfer & Trust Company (the “Trust Account”) acting as trustee.

Trust Account

The Trust Account can be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes or for working capital, if any, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units being sold in the Public Offering if the Company is unable to complete the Business Combination within 24 months from the closing of the Public Offering.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating the Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect the Business Combination.

F-4

The Company, after signing a definitive agreement for the Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable and funds released for working capital, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable and funds released for working capital. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval, unless a vote is required by NASDAQ rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem or repurchase its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption or repurchase of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with the Business Combination, public stockholders will have the opportunity to have public shares redeemed or repurchase its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination or commencement of the tender offer, respectively, including interest but less taxes payable and funds released for working capital. As a result, such shares have been classified as common stock subject to possible redemption, in accordance with ASC 480, “Distinguishing Liabilities from Equity.”

The Company will only have 24 months from the closing date of the Public Offering to complete its Business Combination. If the Company does not complete the Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and funds released for working capital (less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The Sponsors have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the Sponsors or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete the Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Public Offering.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

F-5

2.	Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the SEC.

Development Stage Company

The Company complies with the reporting requirements of ASC 915, “Development Stage Entities.” At July 22, 2014, the Company has not commenced any operations nor generated revenue to date. All activity through July 22, 2014 relates to the Company formation and the Public Offering. Following the Public Offering, the Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, at July 22, 2014, offering costs totaling approximately $4,762,670 (including $4,250,000 in underwriters’ fees) have been charged to stockholders’ equity.

Redeemable Common Stock

As discussed in Note 3, all of the 21,275,000 common shares sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

F-6

Accordingly, at July 22, 2014, 20,155,925 of the 21,275,000 Public Shares were classified outside of permanent equity at its redemption value.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at July 22, 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, states or foreign jurisdiction authorities in the areas of income taxes. These potential examination may include questioning the timing and amount of deductions, the nexus of income amount various tax jurisdictions and compliance with U.S. federal, states or foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3.	Public Offering

Public Units

On July 22, 2014, the Company sold 21,275,000 units at a price of $10.00 per unit (the “Public Units’) in the Public Offering, including the sale of units upon full exercise of the underwriters’ overallotment option. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value per share (the “Public Shares”), and one redeemable Class A common stock purchase warrant (the “Public Warrants”).

Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act following the completion of the Business Combination. Each Public Warrant entitles the holder to purchase one-half of one share of common stock at a price of $5.75 per half share. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder. Each Public Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Public Warrants issued in connection with the 21,275,000 Public Units during the exercise period, there will be no net cash settlement of these Public Warrants and the Pubic Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $24.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

F-7

The Company paid an upfront underwriting discount of $4,250,000 (approximately 2.0%) of the per unit offering price to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of $7,451,250 (approximately 3.5%) of the gross offering proceeds payable upon the Company’s completion of the Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. The underwriters are not entitled to any interest accrued on the Deferred Discount.

4.	Related Party Transactions

Founder Shares

On December 31, 2013, the Company issued an aggregate of 5,250,000 units, each unit consisting of 1 share of common stock and 1 warrant to purchase one half of one share of common stock, to the Terrapin sponsor and Terrapin Partners Employee Partnership 3 LLC (the “Founder Units”) for an aggregate purchase price of $25,000. On May 15, 2014, the Company cancelled the warrants issued as part of these Founder Units resulting in the net issuance of 5,250,000 shares (“Founder Shares”). On May 19, 2014, the Company implemented an approximate 1.0131-for-1 stock split, re-characterized its Founder Shares as Class F common shares, and authorized the issuance of Class A common stock and undesignated shares. Further, on May 19, 2014, Apple Orange LLC sold 1,211,563 Founder Shares to the Macquarie sponsor and transferred 56,061 Founder Shares to Terrapin Partners Green Employee Partnership, LLC, an affiliate of Apple Orange LLC. The Founder Shares are identical to the Class A common stock included in the Public Units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions and contingent adjustments, as described in more detail below (Note 7).

The initial stockholders have agreed not to transfer, assign or sell any of their founder shares until one year after the Business Combination (the “lock up”). Notwithstanding the foregoing, if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or if the Company consummates a transaction after the initial Business Combination which results in the stockholders having the right to exchange their shares for cash or property, the Founder Shares will be released from the lock up.

Rights - The Founder Shares are identical to the public shares except that (i) Founder Shares are subject to certain transfer restrictions, as described above, and (ii) the initial stockholders have agreed to waive redemption rights in connection with the Business Combination with respect to the Founders Shares. However, our initial stockholders will be entitled to redemption rights with respect to any shares they hold by way of public market purchase if the Company fails to consummate the Business Combination within 24 months from the closing of the Public Offering.

F-8

Voting – If the Company seeks stockholder approval of the Business Combination, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Public Offering in favor of the Business Combination.

Redemption – Although the initial shareholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete the Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares they may own.

Contingent Forward Purchase

The Macquarie sponsor has committed to purchase, and the Company has committed to sell, 4,000,000 units on the same terms as the sale of units in the Public Offering (except for certain transfer restrictions) at $10.00 per unit, in a private placement for gross proceeds of approximately $40,000,000 to occur concurrently with the consummation of the Business Combination. The funds will be used as part of consideration to the sellers in the Business Combination; any excess funds from this private placement will be used for working capital in the post-transaction company. This commitment is independent of the percentage of shareholders selecting to redeem their shares and provides the Company with a minimum funding level for the Business Combination. In exchange for this commitment, the Company has agreed to issue to the Macquarie sponsor 1,000,000 Class F common stock at the closing of the Business Combination and such private placement.

Private Placement Warrants

The Sponsors have purchased from the Company an aggregate of 12,000,000 warrants at a price of $0.50 per warrant (a purchase price of $6,000,000) in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one-half of one share of Class A common stock at $5.75 per half share. The purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering to be held in the Trust Account pending completion of the Business Combination.

The Private Placement Warrants (including the Class A common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the Business Combination and they will be non-redeemable so long as they are held by the Sponsors or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsors or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants included in the units being sold in the Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants sold as part of the units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete the Business Combination, then the Private Placement Warrants proceeds will be part of the liquidation distribution to the public stockholders and the Private Placement Warrants will expire worthless.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of shares and warrants purchased in the Contingent Forward Purchase will also hold similar registration rights. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period. The Company will bear the costs and expenses of filing any such registration statements.

F-9

Related Party Note

Apple Orange LLC, a Terrapin sponsor, had loaned the Company $200,000 by the issuance of an unsecured promissory note (the “Note”) for $200,000 to cover expenses related to the Public Offering. This Note is non-interest bearing and payable on the earlier of September 30, 2014 or out of the proceeds from the Public Offering. The Note was repaid in full on July 22, 2014.

Expense Advance Agreement

On July 16, 2014, the Sponsors entered into an agreement to advance to the Company, as may be requested by the Company, up to $1,000,000 in the aggregate, allocated half to the Macquarie sponsor and half to the Terrapin sponsor, in each instance in the form of a promissory note. Such note(s) shall bear no interest and shall be convertible into Public Warrants at a price of $0.50 at the option of the note holder. At July 22, 2014, no balance was due under this agreement.

Administrative Service Agreement

Commencing on July 17, 2014, the Company has agreed to pay $10,000 a month for office space, administrative services and secretarial support to Terrapin Partners LLC, an affiliate of the Terrapin sponsor. Upon the completion of the Business Combination or the liquidation of the Company, the Company will cease paying these monthly fees.

5.	Deferred Underwriting Compensation

The Company is committed to pay the Deferred Discount totaling $7,451,250 (approximately 3.5%) of the gross offering proceeds of the Public Offering, to the underwriters upon the Company’s consummation of the Business Combination. The underwriters are not entitled to any interest accrued on the Deferred Discount, and no Deferred Discount is payable to the underwriters if there is no Business Combination.

6.	Trust Account

A total of $212,750,000, which includes $206,750,000 of the net proceeds from the Public Offering and $6,000,000 from the sale of the Private Placement Warrants, has been placed in the Trust Account. As of July 22, 2014, the balance in the Trust was $212,750,000.

7.	Stockholders’ Equity

Common Stock

Class A Common Stock — The Company is authorized to issue 90,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of the Company’s Class A common stock are entitled to one vote for each Class A common share. At July 22, 2014, there were 21,275,000 shares of Class A common stock issued and outstanding.

Class F Common Stock — The Company is authorized to issue 10,000,000 shares of Class F common stock with a par value of $0.0001 per share. Holders of the Company’s Class F common stock are entitled to one vote for each common share. Shares of Class F common stock are convertible into shares of Class A common stock at a ratio of one-for-one. In the case that additional shares of Class A common stock, or equity-linked securities, are deemed issued in excess of the amounts offered in the Public Offering and related to the closing of the Business Combination, shares of Class F common stock are subject to future modification to provide for an adjustment to the ratio by which they shall convert into shares of Class A common stock. Such adjustment will result in additional shares of Class A common stock issuable upon the conversion of Class F common stock. The number of shares of Class A common stock issuable upon conversion of all shares of Class F common stock will equal, in the aggregate, 20% of the total number of all shares of Class A common stock sold in the Public Offering plus all common shares or equity-linked securities deemed to be issued in connection with the Business Combination, on a treasury stock method basis, excluding any shares or equity-linked securities issued, or issuable, to any seller in the Business Combination or pursuant to warrants issued to the sponsors plus Class F common stock and the Class A common stock (but not the warrants) issued pursuant to the forward purchase contract with Macquarie sponsor (Note 4). At July 22, 2014, there were 5,318,750 shares of Class F common stock issued and outstanding.

F-10

Common Stock — The Company is authorized to issue 10,000,000 shares of undesignated common stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At July 22, 2014, there were no shares of undesignated common stock issued and outstanding.

Preferred Stock

Preferred Stock — The Company is authorized to issue 10,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At July 22, 2014, there were no shares of preferred stock issued and outstanding.

8.	Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the balance sheet was issued.

F-11